UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2011

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 West Riverside Ave., Suite 1100

Spokane, WA 99201

(Address of principal executive offices) (Zip Code)

(509) 344-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2011, Clearwater Paper Corporation (the “Company”) entered into a new employment agreement with Gordon L. Jones, its Chair and Chief Executive Officer, effective December 16, 2011. The employment agreement will replace Mr. Jones’ existing employment agreement, which will expire on December 15, 2011. The employment agreement will be for a fixed term of three years, ending on December 15, 2014. Mr. Jones will be paid an initial annual base salary of $800,000. He will be eligible for an annual bonus pursuant to the terms and conditions of the Company’s annual incentive program (as described in the Company’s most recent proxy statement), with a target annual bonus of 100% of his annual base salary. Beginning in 2012, Mr. Jones will be eligible to receive a performance share award with a target amount of 200% of the salary grade midpoint for the position of Chief Executive Officer, which will be settled in shares of the Company’s common stock in accordance with the terms and conditions of the Company’s long-term incentive program (as described in the Company’s most recent proxy statement). In addition, if Mr. Jones’ employment terminates on or after January 1, 2013 for any reason other than death, disability or misconduct, and provided Mr. Jones complies with the restrictive covenants set forth in the employment agreement, his termination will be treated as a normal retirement under the Company’s annual incentive program and long-term incentive program even if at that time he has not reached normal retirement age.

Mr. Jones will be entitled to participate in all of the Company’s employee benefit plans and programs on substantially the same terms and conditions as other senior executives, except that he will receive an additional benefit under the Company’s Salaried Supplemental Benefit Plan (the “Supplemental Plan”) to compensate for certain benefits that cannot be paid under the Company’s tax-qualified Salaried Retirement Plan (the “Retirement Plan”) and the Company’s 401(k) Plan if his employment terminates before he reaches age 65, as follows: (i) he will receive any benefit he has accrued under the Retirement Plan that he would otherwise have to forfeit because he is not fully vested under the Retirement Plan at the time his employment terminates, (ii) he will be entitled to payment or commencement of payment of the benefit he has accrued under the Retirement Plan and the Retirement Plan portion of the Supplemental Plan, without actuarial reduction for commencement prior to age 65, and (iii) he will receive payment in a lump sum of the additional benefit he would have accrued under the 401(k) Plan and the 401(k) Plan portion of the Supplemental Plan if he had continued employment until he reached age 65. These additional benefits will be paid only if his employment terminates on or after January 1, 2013 for any reason other than death, disability or misconduct, and provided Mr. Jones complies with the restrictive covenants set forth in the employment agreement.

Mr. Jones will also participate in the Company’s Severance Program for Executive Employees (as described in the Company’s most recent proxy statement), except that he will not receive an excise tax gross-up if his employment terminates within two years of a change of control of the Company. In order to be entitled to receive any separation payments, Mr. Jones will be required to agree in writing to covenants prohibiting disclosure of confidential information, solicitation of customers and employees and engaging in competitive activity.

The summary above is qualified in its entirety by reference to the Employment Agreement between Gordon L. Jones and the Company, a copy of which is attached as Exhibit 10.1 and is incorporated by reference herein.

On December 9, 2011, the Company entered into an employment agreement with Linda K. Massman, its President, Chief Operating Officer and Chief Financial Officer, effective as of November 1, 2011. The employment agreement provides for an initial term of one year beginning November 1, 2011. Thereafter, the agreement is automatically extended for successive one-year periods unless the Company or Ms. Massman gives at least 90 days’ notice that the term will not be extended. Ms. Massman will be paid an initial annual base salary of $525,000. She will be eligible for an annual bonus pursuant to the terms and conditions of the Company’s annual incentive program (as described in the Company’s most recent proxy statement) with a target annual bonus of 70% of annual base salary. Beginning in 2012, Ms. Massman will be eligible to receive a performance share award with a target amount of 125% of the salary grade midpoint for the position of Chief Operating Officer, which will be settled in shares of the Company’s common stock in accordance with the terms and conditions of the Company’s long-term incentive program (as described in the Company’s most recent proxy statement). Ms. Massman will be entitled to participate in all of the Company’s employee benefit plans and programs on substantially the same terms and conditions as other senior executives. Ms. Massman will also participate in the Company’s Severance Program for Executive Employees (as described in the Company’s most recent proxy statement), subject to the following: (i) if Ms. Massman’s employment is terminated for any reason other than misconduct, death, disability, or retirement, or if she terminates her employment for good reason, her cash severance payment will be equal to one year of base compensation from the date of her separation from service plus $225,000 in lieu of any annual bonus for the termination year under the applicable bonus plan, and she will also receive pro-rated settlement of performance share awards based on the Company’s actual performance and pro-rated vesting of restricted stock unit awards and (ii) if Ms. Massman’s employment is terminated within two years of a change of control of the Company, she will not receive an excise tax gross-up. In order to be entitled to receive any separation payments, Ms. Massman will be required to agree in writing to covenants prohibiting disclosure of confidential information, solicitation of customers and employees and engaging in competitive activity.

The summary above is qualified in its entirety by reference to the Employment Agreement between Linda K. Massman and the Company, a copy of which is attached as Exhibit 10.2 and is incorporated by reference herein.

On December 8, 2011, the Compensation Committee of the Board of Directors of the Company approved two forms of RSU Deferral Agreements to be used under the Company’s 2008 Stock Incentive Plan (the “Stock Plan”) in connection with the mandatory deferral of Restricted Stock Units Awards. Copies of the form of RSU Deferral Agreements are attached hereto as Exhibits 10.3 and 10.4, and are incorporated by reference herein. The Compensation Committee also approved a form of Restricted Stock Unit Agreement and a Performance Share Agreement to be used from time to time by the Company under the Stock Plan. Copies of the form of Restricted Stock Unit Agreement and form of Performance Share Agreement are attached hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Agreement between Gordon L. Jones and Clearwater Paper Corporation, dated December 13, 2011.

10.2	Employment Agreement between Linda K. Massman and Clearwater Paper Corporation, dated December 9, 2011.

10.3	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of RSU Deferral Agreement for Annual LTIP and Founders Grant RSUs.

10.4	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of RSU Deferral Agreement for Founders Grant RSUs.

10.5	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Restricted Stock Unit Award, to be used for annual restricted stock unit awards approved subsequent to December 31, 2011.

10.6	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Performance Share Award, to be used for annual restricted stock unit awards approved subsequent to December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2011	CLEARWATER PAPER CORPORATION

	By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1	Employment Agreement between Gordon L. Jones and Clearwater Paper Corporation, dated December 13, 2011.

10.2	Employment Agreement between Linda K. Massman and Clearwater Paper Corporation, dated December 9, 2011.

10.3	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of RSU Deferral Agreement for Annual LTIP and Founders Grant RSUs.

10.4	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of RSU Deferral Agreement for Founders Grant RSUs.

10.5	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Restricted Stock Unit Award, to be used for annual restricted stock unit awards approved subsequent to December 31, 2011.

10.6	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Performance Share Award, to be used for annual restricted stock unit awards approved subsequent to December 31, 2011.